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                                                                   EXHIBIT 10.12
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                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

     AMENDMENT NO. 1, DATED AS OF MAY 31, 1996 (THE "AMENDMENT"), TO STOCK PURCHASE AGREEMENT, dated as of March 4, 1996 (the "STOCK PURCHASE AGREEMENT"), by and between HomeSide, Inc., a Delaware Corporation (the "PURCHASER") and Barnett Banks, Inc., a Florida Corporation ("SELLER" or "PARENT").

     WHEREAS, the parties hereto desire to modify certain terms and conditions of the Stock Purchase Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     [SECTION]1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Stock Purchase Agreement.

     [SECTION]2. AMENDMENTS TO ARTICLE 1 OF THE STOCK PURCHASE AGREEMENT.
Article 1 of the Stock Purchase Agreement is hereby amended by:

     (a) adding", other than the Seller Assumed Liabilities" at the end of the definition of the term "EXCLUDED LIABILITIES".

     (b) deleting the definition of the term "PURCHASER STOCK OPTION PLAN" in its entirety and inserting in lieu thereof the following definit+ion:

          "PURCHASER STOCK OPTION PLAN" means the Purchaser's Stock Option Plans, adopted as of the Closing Date, providing for the issuance by the Purchaser to certain officers and employees of Purchaser and its subsidiaries of options to purchase shares of Purchaser Class A Common Stock, as in effect from time to time.

     (c) deleting the definitions of the terms "RELATED AGREEMENTS" and "SUBSCRIPTION AGREEMENT" in their entirety and inserting in lieu thereof the following new definitions:

          "RELATED AGREEMENTS" means collectively, the Certificate of Incorporation and by-laws of Purchaser, this Agreement, the Subscription Agreement, the Management Subscription Agreement, the Amended and Restated Stockholder Agreement, the Amended and Restated Registration Rights Agreement, the Marketing Agreement, the Transitional Services Agreement, the Mortgage Loan Servicing Agreement, the Operating Agreement, the PMSR Flow Agreement, the Delegated Underwriting Agreement, the Correspondent Loan Purchase Agreement, Purchaser Stock Option Plan


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     and any other agreement between any of Purchaser, Seller, BMC or any shareholder of Purchaser relating to the Purchaser or BMC which specifies that it is a Related Agreement for purposes of this Agreement.

          "SUBSCRIPTION AGREEMENT" means the Subscription Agreement, dated as of May 31, 1996, between Purchaser and Siesta Holdings, Inc., as in effect from time to time.

     (d) by inserting the following new definitions in the appropriate places designated by alphabetical order:

          "CORRESPONDENT LOAN PURCHASE AGREEMENT" means the Correspondent Loan Purchase Agreement, to be dated as of the Closing Date, reflecting the terms set forth on Exhibit H.

          "DELEGATED UNDERWRITING AGREEMENT" means the Delegated Underwriting dated as of May 16, 1996.

          "PMSR FLOW AGREEMENT" means the PMSR Flow Agreement, to be dated as of the Closing Date, reflecting the terms set forth on Exhibit G.

     [SECTION]3. AMENDMENTS TO SECTION 2.2 OF THE STOCK PURCHASE AGREEMENT.
Section 2.2 of the Stock Purchase Agreement is hereby amended by deleting "$226,100,000 (the "Cash Purchase Price")" therefrom and substituting in place thereof the following: "$226,100,000, plus $2,133,505 reflecting payment for hedge loans purchased by BMC from the Purchaser or one of its subsidiaries prior to the date hereof (collectively, the "Cash Purchase Price")."

     [SECTION]4. AMENDMENT TO SECTION 2.3 OF THE STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended by deleting Section 2.3 thereof in its entirety and substituting in place thereof the following new Section 2.3:

          2.3 INVESTMENT BY SELLER. Upon the terms and subject to the conditions set forth in this Agreement and the Subscription Agreement, the Purchaser shall issue to Siesta Holdings, Inc., a Nevada corporation and a wholly owned indirect subsidiary of Barnett Banks, Inc., 674,200 shares of Purchaser A Common Stock, in consideration for which the Seller shall pay to the Purchaser cash in an amount equal to $117,985,000.

     [SECTION]5. AMENDMENT TO SECTION 2.4 OF THE STOCK PURCHASE AGREEMENT.
Section 2.4 of the Stock Purchase Agreement is hereby amended by deleting the words "Barnett Bank, N.A. or one of its wholly-owned Subsidiaries designated by Seller" therefrom and substituting the words "Siesta Holdings, Inc., a wholly-owned indirect Subsidiary of Barnett Bank of Jacksonville, N.A." in place thereof.

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     [SECTION]6. AMENDMENT TO ARTICLE III OF THE STOCK PURCHASE AGREEMENT. The
Stock Purchase Agreement is hereby amended by deleting Article III thereof in its entirety and substituting in place thereof the following new Article III:

                                   ARTICLE III
                                   -----------

                                     CLOSING
                                     -------

               Subject to the provisions of Article VIII and Article IX hereof, the consummation of the transactions contemplated by this Agreement shall take place at a closing (the "Closing") to be held at 10:30 a.m. at Simpson Thacher & Bartlett, New York, on or prior to the fifth business day after the date on which all of the conditions contained in Article VIII hereof shall have been satisfied or waived or such other place, day and time as the parties hereto may mutually agree in writing. The date on which the Closing occurs is referred to herein as the "Closing Date".

     [SECTION]7. AMENDMENTS TO SECTION 6.2 OF THE STOCK PURCHASE AGREEMENT.
Section 6.2 of the Stock Purchase Agreement is hereby amended by:

     (a) deleting the number "1,500,000" from paragraph (a) thereof and substituting in place thereof the number "2,500,000".

     (b) by deleting the number "994,286" from paragraph (a) thereof and substituting in place thereof the number "1,371,045".

     [SECTION]8. AMENDMENTS TO SECTION 6.11 OF THE STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended by deleting Section 6.11 thereof in its entirety and substituting in place thereof the following:

          6.11. BANCBOSTON MORTGAGE PURCHASE AGREEMENT. There has been furnished to the Seller a true and correct copy of the BancBoston Mortgage Purchase Agreement, and there have been no further amendments or modifications of that Agreement other than Amendment No. 1 thereto dated as of March 15, 1996 (the "Amendment Letter"), copies of which have been furnished to the Seller.

     [SECTION]9. AMENDMENT TO SECTION 7.1(M) OF THE STOCK PURCHASE AGREEMENT.
Section 7.1(m) of the Stock Purchase Agreement is hereby amended by:

          (a) adding the following after the first sentence of Section 7.1(m):

          The Seller and the Purchaser recognize that Closing Date balances of certain Excluded Assets and Excluded Liabilities cannot be accurately determined until the closing process has been completed. Therefore, the Seller and the Purchaser have decided to, and hereby

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          agree to, consummate the Closing assuming that the aggregate book value of the Excluded Assets over the aggregate book value of the Excluded Liabilities is $0. The Seller and the Purchaser further agree to cooperate in good faith to mutually agree, as soon as practicable after the Closing Date, on a final balance sheet reflecting all Excluded Assets and Excluded Liabilities as of the Closing Date (it being understood that the aggregate book value of the Excluded Assets shall not reflect proceeds of the sale of BancPlus Insurance Co.). Promptly after agreement upon such balance sheet, but in no event more than sixty days after the Closing Date, the parties shall determine the amount which equals the actual aggregate book value of Excluded Assets minus the actual aggregate book value of Excluded Liabilities (which amount will be a positive number if such Excluded Assets exceed such Excluded Liabilities (such positive number being referred to herein as a "Positive Net") and a negative number if such Excluded Liabilities exceed such Excluded Assets (such negative number being referred to herein as a "Negative Net"). On the business day following such determination the Seller shall pay the Purchaser an amount equal to the Positive Net, if any, and Purchaser shall pay to the Seller an amount equal to the Negative Net, if any (expressed as a positive number). To the extent that the amount payable pursuant to the immediately preceding sentence exceeds $50,000, the paying party shall also pay interest on such payment during the period commencing on the Closing Date and ending on the date that such payment is received by the receiving party at a rate equal to the Federal Funds Rate.

     (b) Deleting the "; and" at the end of Section 7.1(m) and substituting therefor the following:

          ". Notwithstanding anything to the contrary herein, Seller shall be entitled to retain item 1 listed under "Seller Assumed Asset" on
          Schedule 7.1(m)(ii) (the "Seller Assumed Asset"); and"

     [SECTION]10. AMENDMENTS TO SECTION 7.7 OF THE STOCK PURCHASE AGREEMENT.
Section 7.7 of the Stock Purchase Agreement is hereby amended by:

     (a) deleting the phrase in the first and fifth sentences in paragraph (c) "for a period of six (6) months following the Closing Date" and inserting in its place the phrase "for a period beginning on the Closing Date and ending on December 31, 1996."

     (b) deleting the fourth sentence of paragraph (c) and inserting the following in its place:

               The Operating Company will terminate its participation in the Retirement Plan of Barnett Banks, Inc. and its Affiliates ("Retirement Plan") effective as of the Closing Date and will replace it with a profit-sharing plan providing contributions for the accounts of Continuing Employees beginning with the 1997 plan year which are appropriate for the Operating Company's industry, business plans, and operating performance, and taking into account other benefit plans (including option plans) maintained from time to time by Purchaser.

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     (c) inserting at the end of Section 7.7 the following new paragraph (g):

          (g) TRANSITIONAL EMPLOYEE BENEFIT PLAN MATTERS.

               (i) For purposes of accruing and vesting in a benefit under the Retirement Plan, Seller will credit each Continuing Employee as of the Closing Date with service for the 1996 plan year equal to the sum of (x) the service credited to the Continuing Employee as of the Closing Date under the terms of the Retirement Plan, and (y) 501 hours of service;

               (ii) Effective as of the Closing Date, Seller will treat all
                    Continuing Employees as if they had separated from service with Seller on the Closing Date for purposes of eligibility to receive a distribution from the Retirement Plan;

               (iii) Effective on and after the Closing Date, Seller will provide retiree medical and life insurance coverages and benefits in accordance with the terms and conditions of Seller's welfare benefit plans, as the same may be amended from time to time, to each Continuing Employee commencing upon such individual's termination of employment with the Operating Company and its Affiliates, but only if (x), the Continuing Employee satisfies Seller's eligibility requirements for retiree medical and life insurance (the so-called "Rule of 75") as of the Closing Date, and (y) the Continuing Employee is receiving or commences to receive benefits from the Retirement Plan upon termination of employment with the Operating Company and its Affiliates;

               (iv) Effective as of the Closing Date, Seller will continue to permit the Continuing Employees to participate in the Barnett Employee Savings & Thrift Plan ("Seller's 401(k) Plan") with respect to service with the Operating Company through December 31, 1996; provided, however, that the Operating Company shall be financially responsible for making all contributions to the Seller's 401(k) Plan with respect to the Continuing Employees for periods of service subsequent to the Closing Date; and

               (v) Following the Closing Date, Operating Company shall establish a profit sharing plan designed to meet the requirements of sections 401(a) and 401(k) of the Code for the benefit of the Continuing Employees ("Operating Company's 401(k) Plan"). On a date selected by Seller within sixty (60) days after Operating Company provides Seller with proof reasonably satisfactory to Seller that Operating Company's 401(k) Plan satisfies such legal requirements ("Initial Transfer Date"), Seller agrees to cause the trustee of Seller's

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                    401(k) Plan to transfer to the trustee of the Operating
                    Company's 401(k) Plan the Transfer Amount in the manner described below. For this purpose, the "Transfer Amount" shall be the amount equal to the account balances in Seller's 401(k) Plan attributable to the participants and beneficiaries in such plan who are Continuing Employees on the Initial Transfer Date. The Transfer Amount shall be transferred to the trustee of Operating Company's 401(k) Plan entirely in (a) cash or other assets acceptable to the trustee of Operating Company's 401(k) Plan, (b) shares of common stock of the Seller representing each participant's interest in the Barnett Common Stock Fund under the Seller's 401(k) Plan as of the Initial Transfer Date, and (c) promissory notes which represent the participant loans of Continuing Employees. Seller shall cause the trustee of Seller's 401(k) Plan to make an initial transfer to Operating Company's 401(k) Plan on the Initial Transfer Date in an amount substantially equal to the aggregate amount of the account balances of the Continuing Employees as of the Initial Transfer Date with a second transfer to Operating Company's 401(k) Plan as soon as practicable after Seller has completed the allocation of investment earnings on and reconciliation of the account balances of participants and beneficiaries in Seller's 401(k) Plan; provided, however, that such second transfer shall not be made more than sixty
                    (60) days after the Initial Transfer Date. The second transfer shall take into account all distributions, in-service withdrawals, or participant loans received by Continuing Employees from Seller's 401(k) Plan after the Initial Transfer Date, and all contributions made to Seller's 401(k) Plan by Operating Company or Seller after the Initial Transfer Date. Seller agrees to prepare and provide to Operating Company, as soon as practicable following the Closing Date, a list of the Continuing Employees who are participants in or otherwise entitled to benefits under Seller's 401(k) Plan as of the Closing Date, together with a list of each such Continuing Employee's period of service for eligibility and vesting purposes under Seller's 401(k) Plan and such other information as Operating Company may reasonably request from time to time in order to administer the transferred account balances of the Continuing Employees. Seller will vest account balances 100% for any Continuing Employees still employed by the Operating Company or its Affiliates on the Initial Transfer Date.

     [SECTION]11. AMENDMENT TO SECTION 7.20 OF THE STOCK PURCHASE AGREEMENT.
Section 7.20 of the Stock Purchase Agreement is hereby amended by deleting the words "Article VIII and XIV of" therefrom and inserting at the end thereof the following phrase: "; PROVIDED, HOWEVER, that any such responsibility for Seller Assumed Liabilities shall, following termination of the Operating Agreement, be governed by the terms of Section 7.1(m) and Article XI hereof and the terms of the Instrument of Assumption".

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     [SECTION]12. ADDITION OF NEW SECTION 7.21 TO THE STOCK PURCHASE AGREEMENT.
The Stock Purchase Agreement is hereby amended by adding the following after Section 7.20 of the Stock Purchase Agreement:

     7.21 REPAYMENT OF INDEBTEDNESS OF BMC TO SELLER. BMC and its Subsidiaries shall, on the Closing Date, repay or prepay all indebtedness owing from it to Seller and shall terminate all commitments of Seller to fund additional indebtedness of BMC and its Subsidiaries.

     [SECTION]13. AMENDMENT TO SECTION 8.3 OF THE STOCK PURCHASE
AGREEMENT. The Stock Purchase Agreement is hereby amended by deleting Section 8.3(c) thereof in its entirety and substituting "(c) [Reserved]" therefor.

     [SECTION]14. AMENDMENT TO SECTION 11.4(D) OF THE STOCK PURCHASE AGREEMENT.
Section 11.4(d) of the Stock Purchase Agreement is hereby amended by adding at the end thereof the following sentence: "For purposes of this Section 11.4(d) the term "this Agreement" shall refer to this Stock Purchase Agreement only and shall not be deemed to include the Operating Agreement or any other Agreement contemplated hereby."

     [SECTION]15. SUBSTITUTION OF NEW SECTIONS TO PURCHASER DISCLOSURE SCHEDULE. The Stock Purchase Agreement is hereby amended by (i) deleting Sections 6.2(a), 6.2(b), 6.2(c), 7.1(m) and 7.17 to the Purchaser or Seller Disclosure Schedule in their entirety and substituting in place thereof the form of Sections 6.2(a), 6.2(b), 6.2(c), 7.1(m) and 7.17 to the Purchaser or Seller Disclosure Schedule attached hereto and (ii) adding to the Seller Disclosure Schedule Sections 7.1(f) and 7.1(m)(ii) to the Seller Disclosure Schedule attached hereto.

     [SECTION]16. SUBSTITUTION OF NEW EXHIBITS TO STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended by deleting Exhibits A, B, C, D, E and F thereof in their entirety, substituting in place thereof the form of Exhibits A, B, C, D, E and F attached hereto and adding as Exhibits to the Stock Purchase Agreement the form of Exhibits G and H attached hereto.

     [SECTION]17. AGREEMENT REGARDING INDEBTEDNESS. It is acknowledged and agreed that the total amount of indebtedness owing from BMC and its Subsidiaries to the Seller as of the Closing Date, after giving effect to the adjustment made at Closing pursuant to Section 7.1(m) of the Stock Purchase Agreement is $378,008,419.03.

     [SECTION]18. RATIFICATION, ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Stock Purchase Agreement and the other Related Agreements are hereby ratified and confirmed and shall remain in full force and effect. Except as expressly set forth herein, nothing herein shall be construed to be an amendment or a waiver of any requirements of the Stock Purchase Agreement or of any of the other Related Agreements. This Amendment shall constitute a "Related Agreement" for all purposes of the Stock Purchase Agreement.

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     [SECTION]19. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     [SECTION]20. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles thereof.

                                 * * * * * * * *

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as the date first above written.

                                    BARNETT BANKS, INC.

                                    By:    /s/ Hinton F. Nobles, Jr.
                                       -----------------------------------------
                                    Name: Hinton F. Nobles, Jr.
                                    Title: Executive Vice President



                                    HOMESIDE, INC.

                                    By:     /s/ Joe K. Pickett
                                       -----------------------------------------
                                    Name: Joe K. Pickett
                                    Title: Chairman and Chief Executive Officer



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